united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Techpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-55843 (Commission File Number)	80-0806545 (I.R.S. Employer Identification No.)

2550 N. First Street, #550 San Jose, CA (Address of principal executive offices)	95131 (Zip Code)

(408) 324-0588

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one share of Common Stock, $0.0001 par value per share	M-6697	Tokyo Stock Exchange (Growth Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Techpoint, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 30, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 19, 2024. Present at the Annual Meeting in person or by proxy were holders representing 13,963,676 shares of common stock, representing 75.69% of the total of 18,447,700 shares of common stock outstanding and entitled to vote at the Annual Meeting.

In accordance with the Japanese depositary shares (“JDS”) trust agreement, shares of common stock are to be voted by Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. (collectively, the “Trustees”) upon receipt of specific instructions from individual JDS holders. If specific instructions are not received, the shares of common stock underlying JDS are presented below as “Broker Non-Votes”. However, in accordance with the terms of the JDS trust agreement, the Trustees under the JDS trust agreement report these votes as “Blank Votes” (as such term is defined in the JDS trust agreement), which are treated as being present at the meeting for purposes of determining if a quorum is established.

Proposal 1. The Company’s stockholders elected five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Proposal	Votes For	Votes Withheld
Fumihiro Kozato	7,586,078	17,433
Dr. Feng Kuo, Ph.D.	7,590,187	13,324
Fun-Kai Liu	7,590,386	13,125
Robert Cochran	7,591,186	12,325
Dr. Yaichi Aoshima, Ph.D.	7,589,687	13,824

There were 6,360,165 Broker Non-Votes for Proposal 1, consisting of 6,360,165 Blank Votes.

Proposal 2. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal	For	Against	Abstain
Proposal 2	7,579,166	92,127	10,800

There were 6,281,583 Broker Non-Votes for Proposal 2, consisting of 6,281,583 Blank Votes.

Proposal 3. The Company’s stockholders ratified the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Proposal	For	Against	Abstain
Proposal 3	7,660,665	10,628	10,800

There were 6,281,583 Blank Votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2024	Techpoint, Inc.

	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer
(Principal Executive Officer)